Exhibit 99.1

Press Contact:
Barry Holt
203-517-3110
bholt@informationsg.com

Investor Contact:
Frank Martell
203-517-3104
fmartell@informationsg.com

INFORMATION SERVICES GROUP TO ANNOUNCE

FIRST QUARTER 2008 FINANCIAL RESULTS

STAMFORD, Conn., April 28, 2008 — Information Services Group, Inc. (ISG) (NASDAQ: III, IIIIU, IIIIW), an industry-leading, information-based services company, confirmed today that it will release its first quarter 2008 financial results on Monday, May 12, 2008 at approximately 4:30 p.m. Eastern Time.

The Company will host a conference call with investors and industry analysts on Tuesday, May 13, 2008 at 2:00 p.m. Eastern Time.  To listen to the management’s discussion of ISG’s first quarter 2008 financial results:

— Dial in number 1-877-879-6174 for participants in the United States.

— International participants call 001-719-325-4820.

— Security code to access the call is 2237.

— Participants are requested to dial in at least five minutes before the scheduled start time.

— A recording of the conference call will be accessible on ISG’s website (www.informationsg.com) for approximately four weeks following the call.

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Information Services Group, Inc.	t: 203 517 3100
Four Stamford Plaza	f: 203 517 3199
107 Elm Street, Stamford, CT 06902	www.informationsg.com

About Information Services Group, Inc.

Information Services Group, Inc. (ISG) was founded in 2006 to build an industry-leading, high-growth, information-based services company by acquiring and growing businesses in advisory, data, business and media information services.  In November 2007, ISG acquired TPI, the largest sourcing advisory firm in the world.  Based in Stamford, Connecticut, ISG has a proven leadership team with global experience in information-based services and a track record of creating significant value for shareowners, clients and employees.  For more, visit www.informationsg.com.

Forward-Looking Statements

This communication contains “forward-looking statements” which represent the current expectations and beliefs of management of ISG concerning future events and their potential effects. Statements contained herein including words such as “anticipate,” “believe,” “contemplate,” “plan,” “estimate,” “expect,” “intend,” “will,” “continue,” “should,” “may,” and other similar expressions, are “forward-looking statements” under the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are not guarantees of future results and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated.  Those factors include, without limitation: (1) the ability to successfully combine the businesses of ISG and TPI; (2) the amount of cash available, operating costs and business disruption following the acquisition, including adverse effects on relationships with employees; (3) changes in the stock market and interest rate environment that affect revenues; (4) diversion of management time on acquisition related issues; (5) reaction of TPI clients to the transaction; (6) retention of key employees; (7) general economic conditions such as inflation; and (8) general political and social conditions such as war, political unrest and terrorism.  The risks also relate to inherent business, economic and competitive uncertainties and contingencies relating to the businesses of ISG and TPI including: (1) failure to secure new engagements or loss of important clients; (2) ability to hire and retain enough qualified employees to support operations; (3) ability to maintain or increase billing and utilization rates; (4) management of rapid growth; (5) success of expansion internationally; (6) competition; (7) ability to move the product mix into higher margin businesses; (8) operating TPI as a public company; (9) healthcare and benefit cost management; (10) ability to protect ISG and TPI’s intellectual property and the intellectual property of others; (11) currency fluctuations and exchange rate adjustments; (12) ability to successfully consummate or integrate strategic acquisitions; and (13) ability to achieve the cost reduction and productivity improvements contemplated by the previously announced “Value Creation Plan”.  Certain of these and other applicable risks, cautionary statements and factors that could cause actual results to differ from ISG’s forward-looking statements are included in ISG’s filings with the U.S. Securities and Exchange Commission (“SEC”).  ISG undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances.